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                                                                    EXHIBIT 10.3

                            AGREEMENT TO SELL AND BUY

STATE OF SOUTH CAROLINA
COUNTY OF MARLBORO
                                                                  April 20, 1998
Earnest Money Deposit:

FIVE THOUSAND & 00/100 DOLLARS ($5,000.00) To be delivered upon acceptance of this offer:
From FIRST FEDERAL BANCSHARES as a deposit on account of the purchase price of the following described property upon the terms and conditions as stated herein.

DESCRIPTION OF PROPERTY: That lot, piece, or parcel of land situated in Marlboro County, South Carolina.

Property located at 209 Hwy 15-401 By Pass, Bennettsville, SC: consisting of lot together with all improvements thereon. Property known as the former Shoney's Restaurant property. This agreement is to cover all real and personal property. Further description may be found in the Marlboro County Clerk of Courts office in deed book 269 at page 0163.

PURCHASE PRICE:  THREE HUNDRED FIFTY THOUSAND & 00/100 DOLLARS ($350,000.00).

TERMS AND CONDITIONS OF SALE:

         1.       All cash at closing.

         2.       This offer is subject to the following contingencies:

                  a.       Approval by the purchasers architect.
                  b.       Approval by all regulatory agencies.

In the event the above approvals are not received, at the purchasers option this agreement may be canceled and the earnest money deposit refunded in full.

         3. Purchaser to have the right to enter the property prior to the closing for purposes of making plans for redesign or removal of building.

         4. DISCLOSURE: The listing and selling agent has a financial interest in the entity proposing to purchase this property.

         5. The closing date may be extended for an additional 120 days with an additional earnest money deposit of $5,000.

Possession of said premises will be given purchaser on or before delivery of the deed. Taxes and rents shall be prorated at the time of closing.

         Buyer has examined and inspected above described property and agrees to purchase property as is: Seller makes no warranty or guarantee of condition. Seller agrees to assume
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risk of any and all damage to above described premises prior to closing of this transaction or possession, whichever occurs first, ordinary wear and tear excepted.

         Said property is being sold and purchased subject to zoning ordinance and regulations; building restrictions; and conditions, restrictions and easements of Public Record.

         Seller agrees to deliver a good and marketable or insurable owner's title to the property above described and title is to be conveyed by a good and sufficient warranty deed free and clear of all encumbrances except as herein set forth. Seller shall pay for state and county documentary stamps and preparation of deed. Purchaser agrees to notify seller in writing of any defects in title as soon as possible and if title proves to be not good and marketable or insurable, the seller is to make title good and marketable or insurable and shall have a reasonable time from notification so to do.

         This transaction shall be closed, the balance of the moneys due shall be paid, and all documents signed by the parties hereto on or before 180 days from acceptance to offer. The deposit is to be held in escrow by the undersigned listing broker pending closing. It is expressly agreed that upon the event of any default or failure on the part of the purchaser, to comply with the terms and conditions of this contract, that one-half of said deposit is to be paid to said broker not to exceed the commission due and the remaining portion of said escrow shall, at the option of the seller, be paid to the seller as liquidated damages.

         The parties hereto further agree that this written contract expresses the entire agreement between the parties and shall be enforceable by either by specific performance, and that there is no other agreement, oral or otherwise, modifying the terms hereunder.

         This contract shall be binding on both parties, their principals, heirs, personal representatives, or assigns. It is agreed that the listing broker in this transaction is Lee C. Shortt, and the selling broker in this transaction is Lee C. Shortt.

The undersigned jointly and severally agree to purchase the above described property on the terms and conditions stated in the foregoing instrument.

WITNESSES:                          PURCHASERS:
                                    MARLBORO BANK GROUP
/s/ John I. Rogers                  (First Federal Bancshares proposed) (SEAL)
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/s/ Timothy E. Brown                by: /s/ J. Aubrey Crosland, CEO     (SEAL)
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WITNESSES:                          SELLERS:
/s/ Patricia R. Robinson            /s/ James B. Connelly               (SEAL)
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                                                                        (SEAL)
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                                                                        (SEAL)
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                                                                        (SEAL)
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                Additional terms and conditions of sale, if any.


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